UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 12, 2020
Date of Report (Date of earliest event reported)
__________________________________________
HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)
__________________________________________

Michigan	001-15141	38-0837640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

855 East Main Avenue, Zeeland, MI 49464
(Address of principal executive offices and zip code)
(616) 654-3000
(Registrant's telephone number, including area code)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MLHR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;     Compensatory Arrangements of Certain Officers

(e)    Compensatory Arrangements of Certain Officers.

At the annual meeting of shareholders of Herman Miller, Inc. (the “Company”) held on October 12, 2020, the Company’s shareholders approved the Herman Miller, Inc. 2020 Long-Term Incentive Plan (the “Plan”). The Plan replaces the Company’s existing Long-Term Incentive Plan approved by shareholders in 2011. The Plan provides for the grant of a variety of equity-based awards, such as stock options, stock appreciation rights, restricted stock and restricted stock units, performance stock units, and other stock-based awards. The Plan authorizes awards to non-employee directors and all employees of the Company or its subsidiaries, including named executive officers. Subject to certain adjustments, the maximum number of shares that may be issued under the Plan is 7,182,670 shares. The Plan was described in more detail in, and a copy of the Plan was attached as Appendix I to, the Company’s proxy statement filed with the SEC on September 1, 2020, as amended pursuant to definitive additional materials filed with the SEC on September 11, 2020.

Item 5.07     Submission of Matters of a Vote of Security Holders

The annual meeting of the shareholders of the Company was held on October 12, 2020, at which the matters listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in the Company's proxy statement, filed with the SEC on September 1, 2020, as amended pursuant to definitive additional materials, filed with the SEC on September 11, 2020. The voting results are as follows:

(1) The following nominees were elected to serve three-year terms on the Company's Board of Directors by the following votes:

Nominee	For	Withheld	Broker non-votes
Mary Vermeer Andringa	45,957,797	1,904,820	4,390,809
Andrea (Andi) R. Owen	46,514,387	1,348,230	4,390,809
Candace S. Matthews	47,373,735	488,882	4,390,809

The following individuals continue their service as Directors of the Company: David A. Brandon, Douglas D. French, John R. Hoke III, Lisa A. Kro, Heidi J. Manheimer, Michael C. Smith, and Michael A. Volkema.

(2) KPMG LLP was approved as the Company’s independent auditors for the fiscal year ending May 29, 2021, by the following votes:

For	Against	Abstain	Broker non-votes
52,093,260	45,444	114,722	N/A

(3) The Herman Miller, Inc. 2020 Long-Term Incentive Plan was approved by the following votes:

For	Against	Abstain	Broker non-votes
44,162,236	3,512,182	188,199	4,390,809

(4) The compensation paid to the Company's named executive officers was approved on an advisory basis by the following votes:

For	Against	Abstain	Broker non-votes
46,328,847	1,312,743	221,027	4,390,809

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	October 14, 2020	HERMAN MILLER, INC.
(Registrant)
		By:	/s/ Kevin J. Veltman Kevin J. Veltman
Vice President of Investor Relations & Treasurer (Duly Authorized Signatory for Registrant)